Regulatory matters (Tables)	12 Months Ended
Dec. 31, 2025
Regulated Operations [Abstract]
Schedule of Regulatory Assets and Liabilities
Regulatory assets and liabilities consist of the following:

(millions of U.S. dollars)	December 31, 2025	December 31, 2024
Regulatory assets
Securitized costs, net (a)	$260.0	$285.6
Deferred capitalized costs (b)	244.1	178.4
Rate adjustment mechanism (c)	184.5	198.2
Wildfire mitigation and vegetation management (d)	139.7	128.3
Fuel and commodity cost adjustments (e)	116.1	108.5
Income taxes (f)	96.9	96.7
Environmental remediation (g)	72.6	62.3
Pension and post-employment benefits (h)	47.1	51.8
Clean energy and other customer programs (i)	41.9	40.5
Retired generating plant (j)	13.4	14.6
Asset retirement obligation (k)	11.5	11.7
Rate review costs (l)	9.9	11.2
Cost of removal (m)	8.7	9.8
Debt premium (n)	3.5	12.8
Other regulatory assets (o)	146.0	110.6
Total regulatory assets	1,395.9	1,321.0
Less: current regulatory assets	(205.1)	(194.9)
Non-current regulatory assets	$1,190.8	$1,126.1

Regulatory liabilities
Income taxes (f)	$242.5	$256.7
Cost of removal (m)	199.5	188.9
Pension and post-employment benefits (h)	161.9	138.8
Fuel and commodity cost adjustments (e)	19.6	30.9
Clean energy and other customer programs (i)	8.7	8.5
Rate adjustment mechanism (c)	1.2	1.8
Other regulatory liabilities	17.3	10.7
Total regulatory liabilities	650.7	636.3
Less: current regulatory liabilities	(65.8)	(76.7)
Non-current regulatory liabilities	$584.9	$559.6
Securitized costs, net
On January 30, 2024, The Empire District Electric Company securitized, through the issuance of bonds, $301.5 million of qualified extraordinary costs associated with the February 2021 extreme winter storm conditions experienced in Texas and parts of the central United States and energy transition costs related to the retirement of the Asbury generating plant. The securitized costs will be amortized on a straight-line basis over the life of the bonds. During 2025, $18.3 million (2024 - $15.9 million) was recorded as amortization expense in the consolidated statements of operations under depreciation and amortization. The bonds will be paid through Securitized Utility Tariff Charges, which are designed to recover the full scheduled principal amount of the bonds along with any associated interest and financing costs.
(b)Deferred capitalized costs
Deferred capitalized costs reflect deferred construction costs and fuel-related costs of specific generating facilities of the Empire District Electric System. These amounts are being recovered over the life of the plants. The amount also includes capitalized operating and maintenance costs of New Brunswick Gas, and these amounts are being recovered at a rate of 2.43% annually.
In 2020, the Empire District Electric System made an election under Missouri law to apply the plant-in-service accounting ("PISA") regulatory mechanism, which permits the Empire District Electric System to defer, on a Missouri jurisdictional basis, 85% of the depreciation expense and carrying costs at the applicable weighted average cost of capital ("WACC") on certain property, plant and equipment placed in service after the election date and not included in base rates. The portions of regulatory asset balances that are not yet being recovered through rates shall include carrying costs at the WACC, plus applicable federal, state and local income or excise taxes. Regulatory asset balances included in rate base shall be recovered in rates through a 20-year amortization beginning on the effective date of approved rates. The Company recognizes the cost of debt on PISA deferrals as reduction of interest expense. The difference between the WACC and cost of debt will be recognized in revenue when recovery of such deferrals is reflected in customer rates.
(c)Rate adjustment mechanism
Revenue for CalPeco Electric System, New England Gas System, Midstates Gas System, EnergyNorth Gas System, Granite State Electric System, Peach State Gas System and BELCO is subject to a revenue decoupling mechanism approved by their respective Regulators, which allows revenue decoupling from sales. As a result, the difference between delivery revenue calculated based on metered consumption and approved delivery revenue is recorded as a regulatory asset or liability to reflect future recovery or refund, respectively, from customers over periods ranging from one to five years. The revenue from BELCO includes a component that is designed to recover budgeted capital and operating expenses for the current year. To the extent actual capital and operating expenditures are lower than the budgeted amounts, 60% of the shortfall is refundable to customers and is recorded as a regulatory liability. Retroactive rate adjustments for services rendered are accrued in the year earned, and collected upon approval of the final order over a period not exceeding 24 months. The difference between New Brunswick Gas' regulated revenues and its regulated cost of service in past years is also recorded as a regulatory asset and is recovered on a straight-line basis over 25 years. The New York Water System has similar trackers, which are recovered over periods ranging from one to two years.
(d)Wildfire mitigation and vegetation management
The regulatory asset includes incremental wildfire liability insurance premium costs approved for tracking in the Company's California operations as well as the difference between actual and adopted spending related to dead trees program, to prevent future forest fires and general vegetation management.
6.Regulatory matters (continued)
(d)Wildfire mitigation and vegetation management (continued)
On July 12, 2019, California Assembly Bill 1054 ("AB 1054") was enacted. Pursuant to AB 1054, an electrical corporation may petition the California Public Utilities Commission ("CPUC") for recovery of costs and expenses arising from a covered wildfire and the CPUC may approve recovery of such costs and expenses that are just and reasonable. Liberty Utilities (CalPeco Electric) LLC ("Liberty CalPeco") tracks its wildfire expense (such as payments to satisfy wildfire claims, including any deductibles, co-insurance and other insurance expense paid, outside legal expense incurred in defense of wildfire claims, payments made for wildfire insurance and related risk-transfer mechanisms, and the cost of financing these amounts) through a Wildfire Expense Memorandum Account ("WEMA"). The standard for cost recovery under AB 1054 has not been interpreted or applied by the CPUC.
In relation to the Mountain View Fire (refer to note 20(a)), the Company accrued estimated losses of $178.4 million for claims arising out of the Mountain View Fire, against which it recorded expected recoveries through insurance of $116.0 million and WEMA of $71.5 million. On June 20, 2025, the Company filed an application seeking recovery of $78.2 million, comprising of cost included in WEMA and $6.7 million of forecasted legal expenses, which is subject to approval by the CPUC pursuant to the standards in AB 1054. During the year, the Company paid $174.9 million related to these claims and received insurance recoveries of $116.0 million.
(e)Fuel and commodity cost adjustments
The revenue from the utilities includes a component that is designed to recover the cost of electricity and natural gas through rates charged to customers. To the extent actual costs of power or fuel purchased differ from power or fuel costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets. These differences are reflected in adjustments to rates and recorded as an adjustment to cost of electricity and fuel in future periods ranging mostly from 6 to 24 months, subject to regulatory review. Derivatives are often utilized to manage the price risk associated with natural gas purchasing activities in accordance with the expectations of state regulators. The gains and losses associated with these derivatives (note 22(b)(i)) are recoverable through the commodity costs adjustment.
On January 30, 2024, Empire District Bondco, LLC ("Empire District Bondco"), a wholly owned subsidiary of The Empire District Electric Company, completed an offering of approximately $180.5 million of aggregate principal amount of 4.943% Securitized Utility Tariff Bonds with a maturity date of January 1, 2035 and $125.0 million aggregate principal amount of 5.091% Securitized Utility Tariff Bonds with a maturity date of January 1, 2039 (together, the "Securitization Bonds"), to recover previously incurred qualified extraordinary costs associated with the Midwest Extreme Weather Event and energy transition costs related to the retirement of the Asbury generating plant.
(f)Income taxes
The income taxes regulatory assets and liabilities represent income taxes recoverable through future revenues required to fund flow-through deferred income tax liabilities over the life of the plants and amounts owed to customers for deferred taxes collected at a higher rate than the current statutory rates.
6.Regulatory matters (continued)
(g)Environmental remediation
Actual expenditures incurred for the clean-up of certain former natural gas manufacturing facilities (note 11(c)) are recovered through rates over a period of seven years and are subject to an annual cap.
(h)Pension and post-employment benefits
To the extent pension and OPEB costs incurred differ from the costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability as approved by the applicable Regulators and is recovered through rates over a period of three to eight years. In addition, the annual movements in AOCI for pension and OPEB for Empire District Electric System, Empire District Gas System, St. Lawrence Gas System and New York Water System (note 9(b)) are reclassified to regulatory accounts in accordance with ASC 980. The balance is recovered through rates consistent with the treatment of OCI under Compensation Non-retirement Post-employment Benefits ("ASC 712") and Compensation Retirement Benefits ("ASC 715"). As part of certain business acquisitions, the regulators authorized a regulatory asset or liability being set up for the amounts of pension and post-employment benefits that had not yet been recognized in net periodic cost and were presented as AOCI prior to the acquisition. These balances are recovered through rates over the future service years of the employees (an average of 10 years) or consistent with the treatment of OCI under ASC 712 and ASC 715 before the transfer to regulatory asset occurred.
(i)Clean energy and other customer programs
The regulatory asset for clean energy and customer programs includes initiatives related to solar rebate applications processed and resulting rebate-related costs. The amount also includes other energy efficiency programs. The assets are generally included in rate base and recovered over periods of one to three years.
(j)Retired generating plant
On March 1, 2020, the Company's 200 MW coal generation facility located in Asbury, Missouri, ceased operations. The Company transferred the remaining net book value of Asbury's plant retired from plant-in-service to a regulatory asset. The net book value that may be retained as an asset on the consolidated balance sheets for the retired plant is dependent upon amounts that may be recovered through regulated rates, including any return. An impairment charge, if any, would equal the difference between the remaining net book value of the asset and the present value of the future revenues expected from the asset.
On April 27, 2022, the MPSC issued an order consolidating, for purposes of hearing, the cases regarding the quantum financeable through securitization for Asbury and the Midwest Extreme Weather Event. As noted above under (d) Fuel and commodity cost adjustments, on January 30, 2024, the Company completed the securitization of the costs associated with the retirement of the Asbury plant in accordance with the MPSC's order.
(k)Asset retirement obligation
Asset retirement obligations are recorded for legally required removal costs of property, plant and equipment. The costs of retirement of assets as well as the on-going liability accretion and asset depreciation expense are expected to be recovered through rates once expenditures are made.
(l)Rate review costs
The cost to file, prosecute and defend rate review applications is referred to as rate review costs. These costs are capitalized and amortized over the period of rate recovery granted by the Regulator ranging from one to five years.
(m)Cost of removal
Rates charged to customers cover the costs that are expected to be incurred in the future to retire the utility plant. A regulatory liability (or asset) tracks the amounts that have been collected from customers net of costs incurred to date.
6.Regulatory matters (continued)
(n)Debt premium
Debt premium on acquired debt is recovered as a component of the weighted average cost of debt.
(o)Other regulatory assets
The Company's regulated utilities incur other miscellaneous costs such as storm costs, property taxes, financing costs and equipment costs, which are probable of recovery under existing mechanisms.